Exhibit 31.1       Certification of Chief Executive Officer

I, Leslie J. Christon, certify that:
1. 	I have reviewed this quarterly report on Form 10-Q of Shells
Seafood Restaurants, Inc.;
2. 	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
3. 	Based on my knowledge, the financial statements, and other
financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
4. 	The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:
(a)   designed such disclosure controls and procedures, or
caused such disclosure controls and procedures to be
designed under our supervision, to ensure that material
information relating to the registrant, including its
consolidated subsidiaries, is made known to us by others
within those entities, particularly during the period in
which this quarterly report is being prepared;
(b)   evaluated the effectiveness of the registrant's
disclosure controls and procedures and presented in this
quarterly report our conclusions about the effectiveness of
the disclosure controls and procedures as of the end of the
period covered by this quarterly report based on such
evaluation; and
(c)  disclosed in the quarterly report any change in the
registrant's internal control over financial reporting that
occurred during the registrant's most recent fiscal quarter
(the registrant's fourth fiscal quarter in the case of an
annual report) that has materially affected or is reasonably likely to materially affect the registrant's internal
control over financial reporting; and
5. 	The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
(a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and
(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:	May 12, 2004
                            /s/ Leslie J. Christon
                            Leslie J. Christon
                            President and Chief Executive Officer

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